Seaport Global Joe Hete 2019 Transports & Industrials President & CEO Conference Coral Gables, FL Quint Turner CFO March 20, 2019 The global leader in midsize wide-body leasing and operating solutions

Cautionary Statement Regarding Forward-Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers; changes in general economic and/or industry-specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

ATSG at a Glance Business Overview Revenue By Segment1 Revenue By Customer1  ATSG is a leading provider of aircraft leasing and air ACMI MRO DHL Amazon cargo transportation and related services to domestic Services Services and foreign air carriers and other companies that 19% outsource their air cargo lift requirements 26% 27%  In-service fleet of 90 at YE2018: 777s, 767s, 757s and Other 7% 737s 52%  Key Business Segments: 22% — Cargo Aircraft Management (CAM): dry-leasing 15% 32% Military cargo aircraft CAM Other — ACMI (Aircraft, Crew, Maintenance & Insurance) Services: CMI and ACMI services agreements — MRO (Maintenance, Repair & Overhaul) Services: Strong Financial Performance ($M) aircraft maintenance and freighter conversion Revenue1 Adj. EBITDA2 services $445+  Business segments work in collaboration to deliver $1,068 holistic operational solutions to customers $289 $892 $312  End markets include air cargo transportation and $769 $268 package delivery industries (for both commercial and $82 $619 government entities) $212 $38 $197  Founded in 1980 and headquartered in Wilmington, OH, with 3,800 employees 1. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on FY 2018 results. ATSG adopted Topic 606 revenue recognition rules on 1/1/2018. Revenues for 2015-2017 show revenues that would have been excluded if Topic 606 rule were in effect. 2. Non-GAAP metric. See Reconciliation to GAAP Pre-tax Earnings in a table at the end 2015 2016 2017 2018 2015 2016 2017 2018 2019E of this presentation. Reported revenue from reimbursed expenses 3

2018 Accomplishments  Diversifying via Omni acquisition: Adds $400+ million revenue stream and strong cash flow from charter passenger operations for DoD and others, plus Boeing 777 platform, giving ATSG more comprehensive custom solution capabilities.  Agreements with Amazon extended and expanded: Deal provides for ten more Boeing 767 leases over two years, or thirty total 767s leased to Amazon by end of 2020. Multi-year lease extensions for twenty existing 767s, and for agreement covering ATSG airlines that operate the aircraft. Additional warrants granted to Amazon to acquire 33.2% of ATSG shares, and options for more warrants based on additional aircraft leases.  More feedstock 767s secured: Twenty 767-300s sourced via Jetran from American Airlines fleet to be acquired, converted and leased, 2019-2021. Will help ATSG meet strong e-commerce-driven demand for express- network cargo aircraft, perhaps augmenting Omni’s passenger fleet before conversion.  Freighter fleet expansion: Nine 767-300 converted freighters entered service in 2018. Eight to ten more due in 2019 based on current commitments. More than 80% of 767s in service at year-end 2018 were dry-leased.  Labor agreement reached with ATI pilots: Adds four years and market-competitive terms for ATI pilots flying ATSG’s 767 and 757 aircraft under CMI and ACMI agreements. 4

ATSG: Bundled Services for Turnkey Solutions Omni Air adds passenger service and 777 capability to ATSG’s already unique service offerings Passenger Leasing Cargo CMI-ACMI Aircraft Maintenance & Conversion Other CMI-ACMI  Heavy and Line Maintenance  Sort & Gateway  Dry Leasing  CMI Services  Component Services Operations  Engine Leasing  ACMI Services  Engineering Services  GSE Leasing   Wet2Dry transitioning Engine PBC  Passenger to Freighter Conversions  Facility Services Services  On-Demand Charter  Boeing and Airbus Capability  MHE Services ATSG Customers - Bundled Services Profile Lessee Dry Lease ACMI CMI Maintenance Logistics Svcs Amazon DHL Amerijet Cargojet West Atlantic Northern Aviation 5

Omni Air Acquisition Overview On November 9, ATSG acquired Omni Air, a leading provider of passenger service to the U.S. government and commercial customers  Omni Air International, LLC. is a worldwide provider of passenger airlift operations and transportation services and a leading provider of passenger airlift services to the U.S. Department of Defense (DoD) via the Civil Reserve Air Fleet (CRAF) program Strategic  ATSG and Omni Air, on combined pro-forma basis assuming 1/1/18 acquisition, produced $1.32 billion Overview of 2018 revenue  Invests ATSG capital into growth (13.2% CAGR in Omni Air revenue, FY2016 to FY2018E)  Expands ATSG’s relationship with the DoD while diversifying its revenue base, adding the Boeing 777 platform, and growing the Boeing 767 fleet  $845 million cash purchase price, prior to working capital adjustments, inclusive of ~$85 million NPV of tax benefits — Adjusting for NPV of tax benefits, purchase multiple is 5.8x LTM August 2018 Adjusted EBITDA  Omni Air brings more than $430 million of annual revenue to ATSG, strong operating margins and sustained cash flow Financial Overview  Potential synergies derived from shared corporate services, aircraft maintenance, and fleet planning  Exceeds ATSG’s investment hurdle and is expected to be accretive to Adjusted EPS² starting in 2019.  The transaction was funded through an expansion of existing term loan debt and utilization of the revolving credit facility. At close, total debt to annual adjusted EBITDA of the combined entity was approximately 3.4 times. 1. Adjusted EBITDA is a non-GAAP financial measure. See table at end of presentation for reconciliation to GAAP. 2. Adjusted EPS is a non-GAAP financial measure defined as ATSG’s GAAP Earnings Per Share excludes transaction-related costs (amortization), effects of Amazon warrants, and the company’s share of the A321 joint venture development costs. See reconciliation to GAAP Eps on slide 19. 6

Omni Air - Key Opportunities Highly Complementary Business Combination 2018 Pro Forma Revenue Mix1 By Segment  Strong financial profile with stable revenue base, attractive margins and excellent recurring cash flow generation MRO  Customer revenue diversification and expansion of DoD CAM 15% 14% Other relationship. DoD accounts for about 70% of Omni revenue 7%  Strategically reinvesting strong cash flows into growth opportunities ACMI  Immediate scale into passenger transport with 767 and 777 66% operations  Potential addition of cargo capability at Omni Air 1  Minimal fuel price exposure for either entity 2018 Pro Forma Revenue Mix By Customer  Collective bargaining agreements recently amended with both pilots and flight attendants, through March 2022 and November 2022, respectively DHL  Longer term, potential pipeline for 767 conversion feedstock Other 17% 30%  Highly experienced management team, similar culture Amazon  Immediately accretive to ATSG’s Adjusted EPS in 2019 19% DoD 34% 1. Pro forma revenues for ATSG assuming Omni Air acquired 1/1/18. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on FY 2018 pro forma results. 7

Combined Fleets at Year End 2018 77 Operating Cargo Aircraft 13 Operating Passenger Aircraft Boeing 767-300F – 33 in service Boeing 767-300P – 7 in service  Twenty-eight dry-leased to  Commercial, DoD, DHL, Amazon, NAC, and U.S. and allied Amerijet, Air Incheon, governments Cargojet, 6-10 yr. terms  Four more deployed in 4Q2018 Boeing 767-200F – 34 in service Boeing 767-200P – 3 in service  Twenty-nine dry-leased  Commercial to Amazon, DHL, ACMI/Charter, DoD Amerijet, Cargojet, SkyTaxi, Raya, West Atlantic, 3-7 year terms Boeing 757s – 8 in service Boeing 777-200P – 3 in service  Four 757-200 combis under ACMI agreements  with U.S. Military, four Commercial 757-200Fs under ACMI ACMI/Charter, DoD agreements with DHL Boeing 737-400Fs – 2 in service  Two dry leased to West Atlantic, 5-year term 8

Focused on the Converted Freighter Growth Opportunity E-Commerce Market Demand Favors Lower-Investment Converted Midsize & Standard Freighters Global Retail E-commerce ATSG Fleet Sales $ Trillions Global Freighter Deliveries In Service 2018-2037 Converted 4.9 Wide-body Narrow & Boeing 767F 4.1 63% Medium Converted Wide-body Converted Total E-Commerce 3.5 Narrow-body 2.8 Boeing 737F (PEMCO Conversions) 2.3 +2,650 17.5% Boeing 757F & Combi 1.8 15.5% deliveries 13.7% Under Development 1.5 11.9% 10.2% Converted 8.6% Narrow-body 7.4% E-commerce share/Total Retail 37% Narrow & Boeing 737-700 Wide-body 2015 2016 2017 2018E 2019E 2020E 2021E New Airbus A321-200 Source: Source: Boeing Commercial Market Outlook-2018 Statista.com 9

767F Fleet Exceeded 80% Dry Leased at YE2018 Demand from regional air networks drives doubling of our dry-leased midsize 767 freighter fleet since 2014, longer-term leases, and more CMI, maintenance and logistics support. CAM-Owned 767Fs YE 2014 YE 2015 YE 2016 YE 2017 YE 2018 45 49 59 67 73 24 30 41 50 57 (13 with CMI) (15 with CMI) (28 with CMI) (33 with CMI) (31 with CMI) 1 10 11 10 20 17 2 1 1 7 6 5 2 Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 10 10

Extended and Expanded Amazon Agreement Amazon: “Capacity to quickly and efficiently deliver packages to customers for years to come” Aircraft Leases and Operating Agreement 2016 Agreement 2018 Agreement Twelve Orig. Five-year leases through 2021 Seven-year leases through 2023, 3 year extension option 767-200s Eight Orig. Seven-year leases through 2023-24 Ten-year leases through 2026-27, 3 year extension option 767-300s Ten Added Ten-year leases, five starting 2H 2019; five starting 2H 2020, 767-300s 3 year extension option Additional Amazon may opt to lease up to 17 additional freighters under Lease Options mutually acceptable terms, Jan. 2019 to Jan. 2026 Operating Five years through March 2021 Ten years through March 2026, 3 year extension option Agreement Warrant Agreements 2016 Agreement 2018 Agreement 14.4M warrants vested, with anticipated 0.3M more 14.8M additional warrants issued to Amazon for ten new 767 Warrants warrants to be issued in Sept 2020 to equal 19.9% leases, twenty lease and operating agreement extensions, to of ATSG common shares. increase Amazon’s potential ownership of ATSG from 19.9% Exercise price $9.73; cashless exercise option to approximately 33.2%. Expire March 2021. Exercise price $21.53 per share; cashless exercise option. Expire 7 years from issuance. Option for additional warrants for additional aircraft leases. 11

Long-term Relationships with Key Customers U.S. Government / Department of Defense  Leading CRAF provider of passenger airlift services to the U.S. DoD, leader of CRAF Patriot team  Charter passenger service to other government agencies, including Dept. of Homeland Security, Immigration & Customs Enforcement  ATI: B757 Combi service to military for 20+ years, contracted through December 2021 Amazon  CAM currently provides 20 dedicated leased 767s for Amazon’s proprietary domestic express network  ABX and ATI airlines operate and AMES maintains 767s in Amazon network  LGSTX Services provides gateway services  Amazon support began in Fall 2015 with trial network. Extended in December 2018 to at least 30 aircraft by end of 2020  Amazon to hold warrants for purchase of ~33.2% of ATSG shares; incentives for additional warrants tied to additional aircraft leases DHL  Long-term contracts since August 2003; anticipate three-year extensions based on current discussions  Fourteen 767 freighter aircraft projected under multi-year leases  ACMI and CMI agreements to operate 757 and 767 freighter aircraft  Americas Region remains fastest growing region for DHL Express; with FY2018 revenues up 9.5% in Americas ex currency effects 12

Other Businesses MRO Services P-to-F Conversions  6 large hangars, 600,000+ sq. ft. Aircraft MRO Market in OH & FL Total Spending 2018-2038  Airframe maintenance & $295B component services  Narrowbody / widebody support PEMCO Precision Joint Venture of Boeing, Airbus & regional  Pax to Freighter 737  Developing for Airbus A321 aircraft types $160B Conversions: -300s, -400s supplemental type certificate  Established relationships with  70% China market share in  B757 capacity, B737 efficiency major carriers in U.S. and abroad B737s  Projecting STC approval in  Contracts with Delta, American &  B737-700 Next Gen P-to-F 2020 Line Hangar under development Frontier for fleet maintenance  Prospects: CAM, other carriers Source: Boeing Services Market Outlook 2018-2037 Other Activities  Ongoing ground support for  Acquired TriFactor Cargo Operations Market Distribution Solutions selected Amazon gateway Total Spending 2018-2038 facilities in U.S. 2/1/19 $400B  Adds material handling  Ground support equipment support and engineering leasing design services to LGSTX  Facility support services solution set  MHE service  More than 400 locations Source: Boeing Services worldwide Market Outlook 2018-2037 13

Joint Venture for A321 Freighter Conversion The A321 will leverage ATSG’s multi-service freighter aircraft solutions, including converting, leasing, operating and maintaining the aircraft Joint Venture  CAM partnered with Precision Aircraft Solutions in 2017 to form a new joint venture, 321Precision Conversions  Precision is the market leader in converting 757 aircraft  CAM is the second largest freighter lessor in the world  CAM and Precision have had a long-term relationship through Boeing 757 freighter conversions Airbus A321  Largest new generation narrow-body freighter  More than 1,400 A321 passenger aircraft in service  Economics similar to the smaller 737-800  Cube space commensurate with the 757-200 but with lower operating cost Timeline   Will compete effectively in 10-15 pallet segment with superior 321 Precision began work on the project in 2016 cube economics  Projecting STC approval by FAA in 1H2020  Target aircraft for the fastest growing segment in the industry –  Anticipate deployments into CAM-leased ATSG fleet e-commerce and integrators 14

2018 Financial Results Higher fleet utilization, maintenance and logistics services, drove revenue and cash flow growth $MM $MM $MM  Revenues1 Adj. Pretax Adj. EPS2 Adj. EBITDA2 15% revenue gain excl. 2017 reimbursables Earnings2 (Cont. Oper.) (Cont. Oper.) driven by additional 767 leases, Amazon CMI (Cont. Oper.) support. $1,068 $312  ACMI Services pretax more than doubled to $892 $18M on higher CMI services operations, $289 $268 4Q2018 Omni Air contributions.  $105 CAM pretax up 7% on ten more freighters $96 deployed in 2018. $1.25  Adjusted Pre-tax Earnings exclude non-cash $779 effects of Amazon warrants, pension charge, $0.89 non-consolidating affiliate charge, gain/loss in other financial instruments.  Adjusted EPS excludes effects of the Amazon warrants and the company's share of the Airbus A321 joint venture development costs. 2017 2018 2017 2018 2017 2018 2017 2018 1. 2018 revenues related to costs that are directly reimbursed to ATSG and controlled by the customer are reported net of the corresponding expenses. Corresponding 2017 revenues included $289M of such reimbursements. 2. Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EPS, and Adjusted EBITDA. 15

Historical Financial Performance Revenues* Adjusted EBITDA** ($ in millions) ($ in millions) $445+ $1,068 $289 $892 $312 $769 $268 $619 $127 $590 $197 $212 $41 $38 2014 2015 2016 2017 2018 2015 2016 2017 2018 2019E Capital Expenditures* Debt Obligations/Adjusted EBITDA** $400 ($ in millions) $297 $293 3.4x ~3.5x $265 100E 2.2x 2.1x $159 90 1.6x 70 60 55 Aircraft in Service 2015 2016 2017 2018 2019E 2015 2016 2017 2018 2019E * Pro-forma adjustment to 2014-2017 revenues illustrate the effect of changes in revenue recognition * * Adjusted EBITDA is a non-GAAP metric. See table at end of this presentation for reconciliation rules effective 1/1/18 as if they were in effect on 1/1/14. Capital Expenditures projection reflects to nearest GAAP results. Debt Obligations/EBITDA fleet totals are as of end of period shown guidance as of the date of ATSG’s 4Q2018 earnings call. and are calculated under formulas included in bank covenants. 16

Components of Debt Structure $millions Principal Balance As of 12/31/2018 Maturity Term loan A-1 $ 56.25 May 2023 Term loan A-2 675.00 May 2023 Revolver* 475.00 May 2023 Convertible** 258.75 Oct 2024 Total Debt* $1,465.00 * Approximately 50% of total debt currently hedged. Revolver, $545 million capacity with $400 million accordion feature ** 1.125% coupon, Oct. 2024 maturity bond hedge, with warrant transaction up 75% to $41.35 per share 17

Conclusion - Investment Highlights Strong Sustainable Cash Flow From Aircraft Lease Portfolio and DoD Contracts Solid Balance Sheet and Cash Flows Unmatched Mix of Back Value-Accretive Services for Cargo, Capital Allocation Passenger Markets Options 767 Feedstock Increased Revenue Secured; Array of Diversification With Aircraft Options: Blue-Chip Customers 737/757/767/777 18 18

EPS Adjustments Reflect Warrant Valuation Three Months Ended Year Ended December 31, 2018 December 31, 2017 December 31, 2018 December 31, 2017 $ $/Share $ $/Share $ $Share $ $Share Earnings (loss) from Continuing $ (5,196) $ 94,091 $ 67,883 $ 21,740 Operations - basic (GAAP) Gain from warrant revaluation, net tax — (17,551) (7,118) — Earnings (loss) from Continuing (5,196) $ (0.09) 76,540 $ 1.11 60,765 $ 0.89 21,740 $ 0.36 Operations - diluted (GAAP) Adjustments, net of tax Loss from warrant revaluation 17,156 0.24 — — — — 77,464 1.18 Lease incentive amortization 3,094 0.05 2,692 0.04 12,910 0.18 16,400 0.27 Pension settlement charge — — — — — — 3,400 0.06 Loss from joint venture 2,110 0.04 1,395 0.02 7,993 0.12 1,997 0.03 Omni acquisition fees 4,020 0.07 — — 4,020 0.06 — — Derivative revaluation 2,881 0.05 (1,049) (0.02) 6 — (873) (0.01) Effect of 2017 tax law — — (59,944) (0.87) — — (59,944) (1.00) Adjusted Earnings from Continuing Operations (non-GAAP) $ 24,065 $ 0.36 $ 19,634 $ 0.28 $ 85,694 $ 1.25 $ 60,184 $ 0.89 Shares Shares Shares Shares Weighted Average Shares - diluted 58,740 68,987 68,356 59,686 Additional weighted average shares 8,806 — — 7,838 Adjusted Shares (non-GAAP) 67,546 68,987 68,356 67,524  ATSG’s GAAP Earnings from Continuing Operations for 2018 and future periods reflect: — Incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability — Non-cash lease revenue reduction associated with the amortization of value for warrants  Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution 19

Non-GAAP Reconciliation Statement Reconciliation Stmt. ($ in 000s except Ratios) 2015 2016 2017 2018 GAAP Pre-Tax Earnings (Loss) from Cont. Oper. $ 62,563 $ 34,454 $ (6,536) $ 87,478 Non-service components retiree benefit costs, net (1,040) 6,815 6,105 (8,180) Non-consolidating affiliate charges - 1,229 3,135 10,468 Lease Incentive Amortization - 4,506 13,986 16,904 Transaction fees 5,264 Financial Instruments Loss (Gain) (920) 18,107 79,789 (7,296) Adjusted Pre-tax Earnings from Cont. Operations 60,603 65,111 96,479 104,638 Interest Income (85) (131) (116) (251) Interest Expense 11,232 11,318 17,023 28,779 Depreciation and amortization 125,443 135,496 154,556 178,895 Adjusted EBITDA from Cont. Oper. $ 197,193 $ 211,794 $ 267,942 $ 312,061  Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus certain charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non- service components of retiree benefit costs.  Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs.  Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity. 20